UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 10, 2005

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On March 10, 2005, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that it plans to publicly release its financial results for the fourth quarter and year ended December 31, 2004, after the market closes on Wednesday, March 16, 2004 and file its Annual Report on Form 10-K with the SEC at the same time. In addition, the Partnership announced that an investors’ conference call to review the fourth quarter and year end results will be held on Friday, March 18, 2005, at 8:30 a.m. Central Time.

      In the press release, the Partnership also announced that it will utilize the 45 day extension authorized by the Securities and Exchange Commission to provide management’s report on the Partnership’s internal control over financial reporting for the fiscal year ended December 31, 2004, together with the Partnership’s independent auditor’s attestation thereon, as required under Section 404 of the Sarbanes-Oxley Act of 2002. The report and the related attestation will be included in an amended Form 10-K to be filed no later than April 30, 2005. The Partnership has spent, and will continue to spend, considerable time and resources analyzing, documenting and testing its system of internal control over financial reporting in preparation of this report. In connection with this process, the Partnership’s management has identified deficiencies, including certain significant deficiencies, that are currently being addressed by management. This analytical, documentation and testing process will be completed prior to the filing of the amended Form 10-K. Based upon testing performed to date, management does not believe that any of the deficiencies currently identified constitute a material weakness in the Partnership’s internal control over financial reporting. As a result of management’s ongoing evaluation of the Partnership’s internal control over financial reporting, additional deficiencies or material weaknesses may be identified or the deficiencies already identified, either alone or in combination with others, may be considered a material weakness.

      A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated March 10, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By:	Martin Midstream GP LLC
Its General Partner

Date: March 10, 2005	By:	/s/ ROBERT D. BONDURANT
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated March 10, 2004.

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